PROMISSORY NOTE


$250,000                                                        January 5, 1998


         FOR VALUE RECEIVED, Vermont Pure Holdings, Ltd. (the "Borrower") hereby promises to pay to the order of Vermont Coffee Time, Inc. (the "Lender"), the principal sum of Two Hundred Fifty Thousand Dollars ($250,000) (the "Loan"), together with interest on the unpaid principal balance payable at the rate and in the manner specified herein.


         1 .      Interest Rate.  Commencing on the date hereof, interest shall accrue on the unpaid principal balance of the Loan outstanding from time to time at a fixed rate of 8.5% per annum.

         2. Interest Calculation. The interest required to be paid pursuant to this Note shall be computed daily on the basis of 360 days per year for the actual number of days elapsed on the actual outstanding balance.

         3 . Principal and Interest Payments. The Borrower shall repay this Note in consecutive installments of principal and interest in the amount of $3099.65 per month beginning February 5, 1998 and payable on the same day of each month thereafter.

         4. Term, Maturity Date. Unless earlier payable in accordance with the terms of this Note, the entire unpaid principal balance of the Loan and all accrued and unpaid interest thereon (including interest on accrued interest as described in paragraph 3 above) shall be due and payable in full, with a final payment of $154,179.30 on January 5, 2003.

         5. Method and Place of Payment. All payments of principal and interest shall be payable in lawful money of the United States of America to the Lender at c/o Amy Berger 4 Maeck Farm rd., Shelburne, Vermont 05482 or at such other place as the Lender may designate in writing to the Borrower.

         6. Prepayment. The Borrower shall have the right to prepay all or any portion of the outstanding principal balance of this Note without prepayment premium.

          7. Late Charge. The Borrower shall pay to the Lender a late charge of five percent (5 %) of any payment not received by the Lender within fifteen (15) days after such payment is due. Charges will be assessed on day sixteen (16).

         8. Default; Acceleration: At the option of the Lender, this Note and the indebtedness evidenced hereby shall become immediately due and payable without further notice or demand, and notwithstanding any prior waiver of any breach or default or other indulgence, upon the occurrence at any time of any one or more of the following events: (I) default, in making any payment of principal, interest, or any other charges due hereunder; and (ii) any other violation, breach, or default of or under this Note, and continuing uncured beyond the applicable grace period, or, if no grace period is specified, beyond 30 days from the date the Lender gives written notice to the Borrower specifying the breach, violation, or default.

         9. Remedies Upon Default: Upon any default by the Borrower, the Lender may pursue any and all remedies provided at law, and in equity, including but not limited to pursuing the Lenders' rights in any collateral which secures this note. The Lender's remedies set forth above are not exclusive of any other available remedy or remedies, but each remedy shall be cumulative and shall be in addition to any other remedy given in this Note. The exercise of any remedy or remedies shall not be an election of remedies. The remedies and rights of the Lender may be exercised concurrently, alone, in any combination, or in any order that the Lender deems appropriate.

         10. Obligations Joint and Several: If there is more than one maker of this Note, the obligations of each maker shall be joint and several.


         11. Payment of Costs of Collection: The Borrower further agrees that if this Note is placed in the hands of an attorney for collection, or if this debt or any part thereof is collected by any attorney or by legal proceedings of any kind, reasonable attorneys' fees and all costs and expenses incident upon such collection shall be added to the amount due upon this Note and be collectible as a part hereof.


         12. Security: This Note, and the interest and all other indebtedness evidenced by this Note, are secured by a security interest in certain assets under a Security Agreement of even date from Borrower to Lender.

         13. Governing Law: This Note is to be governed by and construed in accordance with the laws of the State of Vermont.

    IN THE PRESENCE OF THE FOLLOWING.
                                 "BORROWER"
                           Vermont Pure Holdings, Ltd.


                  By:      Timothy.  Fallon
                           President

Principal: $250,000.00 amortized over 10 Years at 8.5 %  (Ordinary Intrest)
Issued:     1/01/1998 with first payment on 2/01/1998
Payment: $3,099.65 Monthly  (Principal + Interest)


   Payment                            Principal          Interest         Principal
   Number            Date              Payment            Payment          Balance            Memo
      0            01/01/98                                              $250,000.00
      1            02/01/98           $1,328.82          $1,770.83       $248,671.18
      2            03/01/98           $1,338.23          $1,761.42       $247,332.95
      3            04/01/98           $1,347.71          $1,751.94       $245,985.24
      4            05/01/98           $1,357.25          $1,742.40       $244,627.99
      5            06/01/98           $1,366.87          $1,732.78       $243,261.12
      6            07/01/98           $1,376.55          $1,723.10       $241,884.57
      7            08/01/98           $1,386.30          $1,713.35       $240,498.27
      8            09/01/98           $1,396.12          $1,703.53       $239,102.15
      9            10/01/98           $1,406.01          $1,693.64       $237,696.14
     10            11/01/98           $1,415.97          $1,683.68       $236,280.17
     11            12/01/98           $1,426.00          $1,673.65       $234,854.17

                  1998 Total          $15,145.83        $18,950.32

     12            01/01/99           $1,436.10          $1,663.55       $233,418.07
     13            02/01/99           $1,446.27          $1,653.38       $231,971.80
     14            03/01/99           $1,456.52          $1,643.13       $230,515.28
     15            04/01/99           $1,466.83          $1,632.82       $229,048.45
     16            05/01/99           $1,477.22          $1,622.43       $227,571.23
     17            06/01/99           $1,487.69          $1,611.96       $226,083.54
     18            07/01/99           $1,498.22          $1,601.43       $224,585.32
     19            08/01/99           $1,508.84          $1,590.81       $223,076.48
     20            09/01/99           $1,519.52          $1,580.13       $221,556.96
     21            10/01/99           $1,530.29          $1,569.36       $220,026.67
     22            11/01/99           $1,541.13          $1,558.52       $218,485.54
     23            12/01/99           $1,552.04          $1,547.61       $216,933.50

                  1999 Total          $17,920.67        $19,275.13

     24           01/01/2000          $1,563.04          $1,536.61       $215,370.46
     25           02/01/2000          $1,574.11          $1,525.54       $213,796.35
     26           03/01/2000          $1,585.26          $1,514.39       $212,211.09
     27           04/01/2000          $1,596.49          $1,503.16       $210,614.60
     28           05/01/2000          $1,607.80          $1,491.85       $209,006.80
     29           06/01/2000          $1,619.19          $1,480.46       $207,387.61
     30           07/01/2000          $1,630.65          $1,469.00       $205,756.96
     31           08/01/2000          $1,642.20          $1,457.45       $204,114.76
     32           09/01/2000          $1,653.84          $1,445.81       $202,460.92
     33           10/01/2000          $1,665.55          $1,434.10       $200,795.37
     34           11/01/2000          $1,677.35          $1,422.30       $199,118.02
     35           12/01/2000          $1,689.23          $1,410.42       $197,428.79

                  2000 Total          $19,504.71        $17,691.09

     36           01/01/2001          $1,701.20          $1,398.45       $195,727.59
     37           02/01/2001          $1,713.25          $1,386.40       $194,014.34
     38           03/01/2001          $1,725.38          $1,374.27       $192,288.96
     39           04/01/2001          $1,737.60          $1,362.05       $190,551.36
     40           05/01/2001          $1,749.91          $1,349.74       $188,801.45
     41           06/01/2001          $1,762.31          $1,337.34       $187,039.14
     42           07/01/2001          $1,774.79          $1,324.86       $185,264.35
     43           08/01/2001          $1,787.36          $1,312.29       $183,476.99
     44           09/01/2001          $1,800.02          $1,299.63       $181,676.97
     45           10/01/2001          $1,812.77          $1,286.88       $179,864.20
     46           11/01/2001          $1,825.61          $1,274.04       $178,038.59
     47           12/01/2001          $1,838.54          $1,261.11       $176,200.05

                  2001 Total          $21,228.74        $15,967.06

     48           01/01/2002          $1,851.57          $1,248.08       $174,348.48
     49           02/01/2002          $1,864.68          $1,234.97       $172,483.80
     50           03/01/2002          $1,877.89          $1,221.76       $170,605.91
     51           04/01/2002          $1,891.19          $1,208.46       $168,714.72
     52           05/01/2002          $1,904.59          $1,195.06       $166,810.13
     53           06/01/2002          $1,918.08          $1,181.57       $164,892.05
     54           07/01/2002          $1,931.66          $1,167.99       $162,960.39
     55           08/01/2002          $1,945.35          $1,154.30       $161,015.04
     56           09/01/2002          $1,959.13          $1,140.52       $159,055.91
     57           10/01/2002          $1,973.00          $1,126.65       $157,082.91
     58           11/01/2002          $1,986.98          $1,112.67       $155,095.93
     59           12/01/2002          $2,001.05          $1,098.60       $153,094.88

                  2002 Total          $23,105.17        $14,090.63

     60           01/01/2003         $153,094.88         $1,084.42          $0.00

                  2003 Total         $153,094.88         $1,084.42          $0.00



Last payment was $154,179.30
Total Payments made: 60
Total Interest: $87,058.65
